Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-G

KEY PERFORMANCE FACTORS
November 30, 1998



Expected B Maturity 9/15/2006


Blended Coupon 5.4835%


Excess Protection Level
3 Month Average   5.06%
November, 1998   5.68%
October, 1998   4.45%
September, 1998  N/A


Cash Yield17.96%


Investor Charge Offs 4.96%


Base Rate 7.33%


Over 35 Day Delinquency 5.37%


Seller's Interest 9.39%


Total Payment Rate13.51%


Total Principal Balance$40,339,382,471.40


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,787,462,952.91